                                                                   Exhibit 10.27

                         REGISTRATION RIGHTS AGREEMENT


          REGISTRATION RIGHTS AGREEMENT, dated as of August 12, 1999 among Information Management Associates, Inc., a Connecticut corporation (the "Company") and Wand Equity Portfolio II L.P. and Wand Affiliates Fund L.P. (collectively, the "Holder").


          1.   Introduction.  The Company is a party to the separate Senior
               ------------
Subordinated Convertible Promissory Note and Warrant Purchase Agreement, the Senior Subordinated Convertible Promissory Note and the Common Stock Purchase Warrant (the "Note and Warrant Agreements"), each dated August 12, 1999, with the Holder, pursuant to which the Company has agreed, among other things, to issue 5,000 shares of its Series C Convertible Preferred Stock (the "Preferred Stock") upon maturity on April 30, 2000 of its 9% Senior Subordinated Convertible Promissory Note if entire amount of principal payable under note has not been repaid by such date, and 425,000 shares of Common Stock upon the exercise by the Holder of its Warrant, each in the manner and subject to the terms provided for therein This Agreement shall become effective upon the issuance of such securities to such parties pursuant to the Note and Warrant Agreements. Certain capitalized terms used in this Agreement are defined in section 3 hereof; references to sections shall be to sections of this agreement.

          2.   Registration under Securities Act, etc.
               ---------------------------------------

          2.1  Registration on Request.
               -----------------------

               (a) Request. Upon the written request of the Holder, requesting
                   -------
that the Company effect the registration under the Securities Act of all or part of Holder's Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will, subject to the terms of this Agreement, effect the registration under the Securities Act of:

               (i) the Registrable Securities which the Company has been so requested to register by Holder for disposition in accordance with the intended method of disposition stated in such request; and

               (ii) all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this section 2.1,

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any so to be registered.

               (b) Registration Statement Form. Registrations under this section
                   ---------------------------
2.1 shall be on such appropriate registration form of the Commission (i) as
                                                                      -
shall be selected by the Company and as shall be reasonably acceptable to the Holder and (ii) as shall permit the disposition of such Registrable Securities
            --
in accordance with the intended method or methods of disposition specified in its request for such registration. If, in connection with any registration under section 2.1 which is proposed by the Company to be on Form S-3 or any similar short form registration statement which is a successor to Form S-3, the managing underwriters, if any, shall advise the Company in writing that in their opinion the use of another permitted form is of material importance to the success of the offering, then such registration shall be on such other permitted form.

               (c) Expenses.  The Company will pay all Registration Expenses in
                   --------
connection with any registration requested pursuant to this section 2.1 by Holder prior to the time at which two such registrations shall have been effected. The Registration Expenses (and underwriting discounts and commissions and transfer taxes, if any) in connection with each other registration requested under this section 2.1 shall be allocated pro rata among all Persons on whose
                                          --- ----
behalf securities of the Company are included in such registration, on the basis of the respective amounts of the securities then being registered on their behalf.

               (d) Effective Registration Statement.  A registration requested
                   --------------------------------
pursuant to this section 2.1 shall not be deemed to have been effected (i)
                                                                        -
unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after the Company
--------
has filed a registration statement with respect thereto solely by reason of the refusal to proceed of Holder (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of Holder unless Holder shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration
                    --
becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) the conditions to closing specified in the purchase
                ---
agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by Holder.

               (e) Selection of Underwriters. If a requested registration
                   -------------------------
pursuant to this section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Holder and shall be reasonably accept able to the Company, which shall not unreasonably withhold its acceptance of any such underwriters.

               (f) Priority in Requested Registrations. If a requested
                   -----------------------------------
registration pursuant to this section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Holder, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such
           -
registration by Holder, (ii) second, securities the Company proposes to
                         --
sell and other securities of the Company included in such registration by the holders thereof.

          2.2  Incidental Registration.
               -----------------------

               (a) Right to Include Registrable Securities. If the Company at
                   ---------------------------------------
any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8, or any successor or similar forms and other than pursuant to section 2.1), whether or not for sale for its own account, it will each such time give prompt written notice to Holder of its intention to do so and of the Holders rights under this section 2.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time
                                                   --------
after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved
            -
of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under section 2.1, and (ii) in the
                                                                   --
case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this section
2.2 shall relieve the Company of its obligation to effect any registration upon request under section 2.1, nor shall any such registration hereunder be deemed to have been effected pursuant to section 2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this section 2.2.

               (b) Priority in Incidental Registrations.  If (i) a registration
                   ------------------------------------       -
pursuant to this section 2.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities so requested to be
                     --
registered for sale for the account of Holder are not also to be included in such underwritten offering (either because the Company has not been requested so to include such Registrable Securities pursuant to section 2.4(b) or, if requested to do so, is not obligated to do so under section 2.4(b), and (iii)
                                                                         ---
the managing underwriter of such underwritten offering shall inform the Company and Holder requesting such registration by letter of its belief that the number of securities requested to be included in such registration is less than the number which can be sold in (or during the time of) such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, (i)
                                                                             -
first, Registrable Securities the registration of which shall have been requested by the Holder, (ii) second, securities proposed by the Company to be
                          --
sold for its own account.

          2.3  Registration Procedures.  If and whenever (a) the Company is
               -----------------------
required to effect the registration of any Registrable Securities under the Securities Act as provided in sections 2.1 and 2.2 or (b) Holder so requests in connection with any other proposed registration by the Company under the Securities Act, the Company shall, as expeditiously as possible:

               (i) prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter cause such registration statement to become and remain effective, provided
                                                                 --------
     however that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto, provided further that before filing such
                                 --------
     registration statement or any amendments thereto, the Company will furnish to the counsel selected by the Holder which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Holder;

               (iii) furnish to the Holder covered by such registration statement and each underwriter, if any, of the securities being sold by such holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such holder and underwriter, if any, may reasonably request;

               (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general
                  --
     service of process in any such jurisdiction;

               (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the to consummate the disposition of such Registrable Securities;

               (vi) furnish to the Holder a signed counterpart, addressed to the Holder and the underwriters, if any, of:

(x) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

(y) a "comfort" letter (or, in the case of any such Person which does not satisfy the conditions for receipt of a "comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed upon procedures" letter), dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter of like kind dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities (with, in the case of an "agreed upon procedures" letter, such modifications or deletions as may be required under Statement on Auditing Standards No. 35) and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller (or the underwriters, if any) may reasonably request;

               (vii) notify the Holder and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

               (v) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

               (w) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

               (x) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

               (y) if at any time the representations and warranties of the Company made as contemplated by section 2.4 below cease to be true and correct;

               (z) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose; and

                    (viii) notify at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                    (ix) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                    (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and will furnish to each such seller at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which the Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                    (xi) make available for inspection by a representative or representatives of the holders of Registrable Securities, any underwriter participating in any disposition pursuant to the registration statement and any attorney or accountant retained by such selling holders or underwriter (each, an "Inspector"), all financial and other records, pertinent corporate documents and properties of the Company (the "Records"), and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration in order to permit a reasonable investigation within the meaning of Section 11 of the Securities Act;

                    (xii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                    (xiii) enter into such agreements and take such other actions as Holder shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                    (xiv) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed; and

                    (xv) use its best efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of the registration statement.

The Company may require the Holder to furnish the Company such information regarding itself and the distribution of such securities as the Company may from time to time reasonably request in writing.

          The Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which the Holder or the underwriter or underwriters, if any, shall reasonably object, provided that the Company may
                                               --------
file such document in a form required by law or upon the advice of its counsel.

The Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (viii) of this section 2.3, such holder will forthwith discontinue the Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of this section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

If any such registration statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, then the Holder shall have the right to require (i) the insertion therein of
                                                 -
language, in form and substance satisfactory to the Holder, to the effect that the holding by the Holder of such securities is not to be construed as a recommendation by the Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that the Holder will assist in meeting any future financial requirements of the Company, or
(ii) in the event that such reference to the Holder by name or otherwise is not
 --
required by the Securities Act or any similar federal statute then in force, the deletion of the reference to the Holder.

          2.4 Underwritten Offerings.
              ----------------------

              (a) Requested Underwritten Offerings.  If requested by the
                  --------------------------------
underwriters for any underwritten offering by the Holder pursuant to a registration requested under section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, the Holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in section 2.7. The Holder will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, provided that nothing herein contained shall
                            --------
diminish the foregoing obligations of the Company. The Holder of the Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Holders. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Holder expressly for use in such registration statement or agreements regarding the Holder, the Holder's Registrable Securities and the Holder's intended method of distribution.

          (b) Incidental Underwritten Offerings.  If the Company at any time
              ---------------------------------
proposes to register any of its securities under the Securities Act as contemplated by section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Holder Securities as provided in section 2.2 and subject to the provisions of section 2.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Holder among the securities to be distributed by such underwriters, provided that if the managing
                                        --------
underwriter of such underwritten offering shall inform the Holder requesting such registration and the holders of any other securities which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under section 2.2 by letter of its belief that inclusion in such underwritten distribution of all or a specified number of such Registrable Securities or of such other securities so requested to be included would interfere with the successful marketing of the securities (other than such Registrable Securities and other securities so requested to be included) by the underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities and shares of other securities so requested to be included which may be included in such underwritten offering without such effect), then the Company may, upon written notice to the Holder and of such other shares of securities so requested to be included, exclude from such underwritten offering (i) first, pro rata, (if and to the extent stated by
                            -         --------
such managing underwriter to be necessary to eliminate such effect) the number of such other securities requested to be included of which registration shall have been requested by each holder thereof other than Holder whose registration rights were granted by the Company after the date hereof, (ii)
                                                                        --
second, (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect after reducing the number of securities to be registered under (i)) pro rata, the number of Registrable Securities or other
                      --------
securities requested to be included of which registration shall have been requested by the Holder and each holder thereof whose registration rights were granted by the Company on or before the date hereof and (iii) third, (if and to
                                                         ---
the extent stated by such managing underwriter to be necessary to eliminate such effect after reducing the number of securities to be registered under (i) and
(ii)) the number of Registrable Securities the registration of which shall have been requested by Holder, so that the resultant aggregate number of such Registrable Securities and of such other shares of securities so requested to be included which are included in such underwritten offering shall be equal to the approximate number of shares stated in such managing underwriter's letter. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any represen tations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

          (c) Participation in Underwritten Offerings.  No Person may
              ---------------------------------------
participate in any underwritten offering hereunder unless such Person (i) agrees
                                                                       -
to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Company and Holder and (ii) completes and executes all questionnaires,
                        --
indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no under writing agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such holder expressly for use in the related registration statement or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law. Without limiting the generality of the foregoing, each Holder agrees in connection with any public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, that such Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of or reduce such Holder's market risk with respect to any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than those included in the registration) without the prior written consent of the Company or the managing underwriters, as the case may be, for such period of time determined by the Company and the underwriters (not to exceed a period commencing on the date of the final prospectus for such registration and ending 90 days thereafter). Each Holder agrees to execute any confirmation of such lock-up agreement that may be reasonably requested by the underwriters.

     2.5  Preparation; Reasonable Investigation.  In connection with the
          -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     2.6  Indemnification.
          ---------------

          (a)  Indemnification by the Company.  In the event of any registration
               ------------------------------
of any securities of the Company under the Securities Act, the Company will, and hereby does agree to, indemnify and hold harmless (i) in the case of any
                                                   -
registration statement filed pursuant to section 2.1 or 2.2, the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Holder or any such underwriter within the meaning of the Securities Act, and
(ii) in the case of any registration statement of the Company, the holder of any
 --
Registrable Securities, its directors and officers and each other Person, if any, who controls such holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company
                                                   --------
shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder specifically stating that it is for use in the preparation thereof and, provided further that
                                                           --------
the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by the Holder.

          (b)  Indemnification by the Holder.  In the even that any Registrable
               -----------------------------
Securities are included in any registration statement filed pursuant to section 2.3, the Holder will and hereby does agree to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this section 2.6) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Holder.

          (c)  Notices of Claims, etc.   Promptly after receipt by an
               ----------------------
indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this section 2.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give
                --------
notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this section 2.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

          (d)  Other Indemnification.  Indemnification similar to that specified
               ---------------------
in the preceding subdivisions of this section 2.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

          (e)  Indemnification Payments.  The indemnification required by this
               ------------------------
section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (f)  Contribution.  If the indemnification provided for in the
               ------------
preceding subdivisions of this section 2.6 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such
                                                               -
proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder or under writer, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the
                                                                  --
allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense or loss. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution
                                       --------
agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this section 2.6, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or (b) of this section 2.6 had been available under the circumstances.

     The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by pro rata
                                                                    --- ----
allocation (even if the Holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c) of this section 2.6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     Notwithstanding the provisions of this subdivision (f), no Holder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by Holder
          -
from the
sale of Registrable Securities or (ii) in the case of an underwriter, the total
                                   --
price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          2.7  Adjustments Affecting Registrable Securities.  The Company will
               --------------------------------------------
not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the Holder to include such Registrable Securities in any registration of its securities contemplated by this section 2 or the marketability of such Registrable Securities under any such registration.

          3.   Definitions.  As used herein, unless the context otherwise
               -----------
requires, the following terms have the following respective meanings:

          Commission:  The Securities and Exchange Commission or any other
          ----------
          federal agency at the time administering the Securities Act.

          Common Stock:  As defined in section 1.
          ------------

          Company:  As defined in the introductory paragraph of this Agreement.
          -------

          Exchange Act:  The Securities Exchange Act of 1934, or any similar
          ------------
          Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

          Note and Warrant Agreements:  As defined in section 1.
          ---------------------------

          Person:  A corporation, an association, a partnership, an
          ------
          organization, business, an individual, a governmental or political subdivision thereof or a governmental agency.

          Registrable Securities:  Any shares of Common Stock issued to Holder
          ----------------------
          pursuant to the conversion or exercise of the Preferred stock, without par value of the Company and the Common Stock purchase warrants of the Company issued pursuant to the Note and Warrant Agreements including any such shares which have been assigned, sold, transferred or otherwise disposed of to a permitted assignee of Holder, and any securities issued or issuable with respect to any Common Stock referred to above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement
                                                   -
          with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they
                                                                       -
          shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) subsequent
                                                          -
          disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force pursuant to the exemption contained in Rule 144(k) or any successor rule, or (d) they shall have ceased to be outstanding.
                    -

          Registration Expenses:  All expenses incident to the Company's
          ---------------------
          performance of or compliance with section 2, including, without limitation, all registration, filing and NASD fees, all stock exchange listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of any single counsel and accountants retained by the Holder, premiums and other costs of policies of insurance for the benefit of the Company or its Board of Directors against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that,
                                                                  --------
          in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

          Securities Act:  The Securities Act of 1933, or any similar Federal
          --------------
          statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

          4.   Rules 144 and 144A.  So long as the Company shall not have filed
               ------------------
a registration statement pursuant to section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company shall, at any time and from time to time, upon the request of the
Holder and upon the request of any Person designated by the Holder as a prospective purchaser of any Registrable Securities, furnish in writing to the Holder or such prospective purchaser, as the case may be, a statement as of a date not earlier than 12 months prior to the date of such request of the nature of the business of the Company and the products and services it offers and copies of the Company's most recent balance sheet and profit and loss and retained earnings statements, together with similar financial statements for such part of the two preceding fiscal years as the Company shall have been in operation, all such financial statements to be audited to the extent audited statements are reasonably available, provided that, in any event the most recent
                                     --------
financial statements so furnished shall include a balance sheet as of a date less than 16 months prior to the date of such request, statements of profit and loss and retained earnings for the 12 months preceding the date of such balance sheet, and, if such balance sheet is not as of a date less than 6 months prior to the date of such request, additional statements of profit and loss and retained earnings for the period from the date of such balance sheet to a date less than 6 months prior to the date of such request. If the Company shall have filed a registration statement pursuant to the requirements of section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities
                                              -
Act, as such Rule may be amended from time to time, or (b) any similar rule or
                                                        -
regulation hereafter adopted by the Commission.

Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with the requirements of this Section 4.

          5.   Amendments and Waivers.  This Agreement may be amended and the
               ----------------------
Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of Holder. The Holder shall be bound by any consent authorized by this section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

          6.   Nominees for Beneficial Owners.  In the event that any
               ------------------------------
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action the Holder pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by the Holder contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

          7.   Notices.  Except as otherwise provided in this Agreement, all
               -------
notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person in the manner set forth in the applicable Note and Warrant Agreement. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such
                                  -
communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without
                           --
limitation, by air courier), when delivered at the address specified above, provided that any such notice, request or communication to the Holder shall not
--------
be effective until received.

          8.   Assignment.  This Agreement shall be binding upon and inure to
               ----------
the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of at least 100,000 shares of Registrable Securities.

          9.   Descriptive Headings.  The descriptive headings of the several
               --------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

          10.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN
               -------------
ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF
LAWS.

          11.  Counterparts.  This Agreement may be executed simultaneously in
               ------------
any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

          12.  Entire Agreement.  This Agreement embodies the entire agreement
               ----------------
and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          13.  SUBMISSION TO JURISDICTION.  ANY LEGAL ACTION OR PROCEEDING WITH
               --------------------------
RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF.
EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF TO SUCH PARTY BY REGISTERED OR CERTIFIED MAIL, POST AGE PREPAID, RETURN RECEIPT REQUESTED, TO SUCH PARTY AT ITS ADDRESS SPECIFIED IN SECTION 7. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON
                                                            ----- ---
CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH
----------
ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

          14.  Severability.  If any provision of this Agreement, or the
               ------------
application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                         INFORMATION MANAGEMENT
                         ASSOCIATES, INC.

                         By______________________________
                         Name:
                         Title:


                         WAND EQUITY PORTFOLIO II L.P.
                         By: WAND PARTNERS LLC, General Partner
                         By______________________________
                         Name:
                         Title:


                         WAND AFFILIATES FUND L.P.
                         By: WAF PARTNERS LLC, General Partner
                         By______________________________
                         Name:
                         Title: